                                                                      Exhibit 10





                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this registration statement on Form N-4 (File No. 333-29705) of our report, dated January 16, 1998, on our audits of the financial statements of Western-Southern Life Assurance Company Separate Account 1. We also consent to the reference to our firm under the caption "Experts."


                                             Coopers & Lybrand L.L.P.

                                             /s/ Coopers & Lybrand L.L.P.

Cincinnati, Ohio
April 29, 1998

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this registration statement on Form N-4 (File No. 333-29705) of our report, dated April 27, 1998, on our audits of the financial statements Western-Southern Life Assurance Company. We also consent to the reference to our firm under the caption "Experts".



                                             Coopers & Lybrand L.L.P.

                                             /s/ Coopers & Lybrand L.L.P.


Cincinnati, Ohio
April 29, 1998